Prospectus Supplement -- Sept. 16, 2004

AXP(R) High Yield Tax-Exempt Fund             (Jan. 29, 2004)   S-6430-99 Y

The "Principal Investment Strategies" section has been revised as follows:

The Fund's assets are invested primarily in medium and higher quality municipal bonds and other debt obligations whose interest is exempt from federal income tax. The Fund also invests in a small portion of lower quality bonds, which helps to obtain a higher portfolio yield. Lower quality bonds, often called "junk bonds" include securities that are below investment grade, commonly defined as bonds receiving a Standard & Poor's rating below BBB or a Moody's rating below Baa, or non-rated securities of comparable quality. Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal bonds and in other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax and is not subject to the alternative minimum tax (AMT). However, the Fund may invest up to 20% of its net assets in debt obligations the interest from which is subject to AMT.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o Considering opportunities and risks in municipal obligations given current and expected interest rates.

o    Identifying municipal obligations that:

     o range from high to lower credit quality, including non-rated securities,

     o have maturities that represent the full spectrum of the municipal yield curve,

     o    AEFC believes represent strong relative value, and

     o have characteristics (coupon, call, maturity, etc.) that fit our investment strategy at the time of purchase.

o Identifying investments that contribute to portfolio diversification. AEFC modifies relative exposure to certain credits, sectors, maturities, states, or bond structures based on AEFC's opinion of relative value and expected market trends.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o    The security is overvalued relative to alternative investments.

o The issuer's credit rating declines or AEFC expects a decline in the issuer's creditworthiness (the Fund may continue to own securities that are downgraded until AEFC believes it is advantageous to sell).

o Political, economic, or other events could negatively affect the issuer's performance.

o    AEFC expects the issuer to call the security.

o    AEFC identifies a more attractive investment opportunity.

o The issuer or the security continues to meet the other standards described above.

S-6430-22 A (9/04)

*Valid until next prospectus update.
Destroy Jan. 29, 2005